Exhibit 99.1

WTW Completes Sale of TRANZACT

January 2, 2025

LONDON, January 2, 2025 (GLOBAL NEWSWIRE) — WTW (NASDAQ: WTW) (the “Company”), a leading global advisory, broking and solutions company, announced today the completion of the sale of TRANZACT to GTCR, a leading private equity firm, and Recognize, a leading digital services investor.

“Completing the sale of TRANZACT is a meaningful milestone in sharpening our strategic focus on our core offerings,” said Carl Hess, WTW’s Chief Executive Officer. “This divestiture demonstrates our commitment to optimizing our portfolio, further enabling us to accelerate performance and enhance efficiency to deliver substantial value over time.”

About WTW

At WTW (NASDAQ: WTW), we provide data-driven, insight-led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success—and provide perspective that moves you. Learn more at www.wtwco.com.

Contacts

Claudia De La Hoz

WTW Investor Relations

email claudia.delahoz@wtwco.com

phone +1 215 246 6221

Miles Russell

WTW External Communication

email miles.russell@wtwco.com

phone +44 (0) 7903 262 118

WTW Forward-Looking Statements

This document contains ‘forward-looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. You can identify these statements and other forward-looking statements by words such as ‘may’, ‘will’, ‘would’, ‘commit’, ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target’, ‘goal’, ‘focus’, ‘probably’, or similar words, expressions or the negative of such terms or other comparable terminology. These forward-looking statements include, but are not limited to, our strategic focus and commitments for the future of our business and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including, but not limited to: our ability to execute on our strategy, optimize our portfolio, accelerate performance or enhance efficiency; our ability to deliver substantial value to our stakeholders; changes in general economic, business and political conditions, including changes in the financial markets; significant competition in the marketplace; and compliance with extensive government regulation. Factors also include those described under “Risk Factors” in the Company’s most recent 10-K filing and subsequent filings filed with the SEC. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.